           WESTERN-SOUTHERN LIFE ASSURANCE COMPANY SEPARATE ACCOUNT 1
                    AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR*
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                                              Ending Value    Contract
                                              Initial     Beginning     Units    Ending Unit     before      Maintenance   Surrender
                                              Purchase    Unit Value  Purchased     Value        Charges       Charge       Charge
                                            ----------------------------------------------------------------------------------------
                                                 P           BUV         UP          EUV          PEV           CMC           SC
                                                                       =P/BUV                   =UP*EUV
Select Advisors Variable Insurance Trust
     Emerging Growth Portfolio              $ 1,000.00    11.687169   85.563921   12.817847    $ 1,096.75    $   35.00     $  70.00
     International Equity Portfolio         $ 1,000.00    11.230830   89.040614   12.350885    $ 1,099.73    $   35.00     $  70.00
     Balanced Portfolio                     $ 1,000.00    11.962842   83.592177   13.782738    $ 1,152.13    $   35.00     $  70.00
     Income Opportunity Portfolio           $ 1,000.00    12.515143   79.903202   15.727477    $ 1,256.68    $   35.00     $  70.00
     Standby Income Portfolio               $ 1,000.00    10.317194   96.925579   10.711418    $ 1,038.21    $   35.00     $  70.00
Select Advisors Portfolios
     Growth & Income Portfolio II           $ 1,000.00    12.490239   80.062519   14.161478    $ 1,133.80    $   35.00     $  70.00
     Bond Portfolio II                      $ 1,000.00    11.262524   88.790044   11.395131    $ 1,011.77    $   35.00     $  70.00

                                                 Ending
                                               Redeemable    Number    Average Annual
                                                 Value      of Years    Total Return
                                              ---------------------------------------
                                                  ERV          n             T
                                                                               1/n
                                              =PEV-CMC-SC              =(ERV/P)   -1
Select Advisors Variable Insurance Trust
     Emerging Growth Portfolio                $    991.75       1          -0.83%
     International Equity Portfolio           $    994.73       1          -0.53%
     Balanced Portfolio                       $  1,047.13       1           4.71%
     Income Opportunity Portfolio             $  1,151.68       1          15.17%
     Standby Income Portfolio                 $    933.21       1          -6.68%
Select Advisors Portfolios
     Growth & Income Portfolio II             $  1,028.80       1           2.88%
     Bond Portfolio II                        $    906.77       1          -9.32%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

           WESTERN-SOUTHERN LIFE ASSURANCE COMPANY SEPARATE ACCOUNT 1
     TOTAL RETURN FOR ONE YEAR MEASURED BY CHANGE IN ACCUMULATION UNIT VALUE
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                              Initial    Beginning          Ending Unit               Change in Unit  Average Annual
                                              Purchase   Unit Value            Value                      Values       Total Return
                                            ----------------------------------------------------------------------------------------
                                                 P          BUV                 EUV                        CUV              T
                                                                                                         =EUV-BUV        =CUV/BUV
Select Advisors Variable Insurance Trust
     Emerging Growth Portfolio               $ 1,000.00   11.687169          12.817847                   1.130678           9.67%
     International Equity Portfolio          $ 1,000.00   11.230830          12.350885                   1.120055           9.97%
     Balanced Portfolio                      $ 1,000.00   11.962842          13.782738                   1.819896          15.21%
     Income Opportunity Portfolio            $ 1,000.00   12.515143          15.727477                   3.212334          25.67%
     Standby Income Portfolio                $ 1,000.00   10.317194          10.711418                   0.394224           3.82%
Select Advisors Portfolios
     Growth & Income Portfolio II            $ 1,000.00   12.490239          14.161478                   1.671239          13.38%
     Bond Portfolio II                       $ 1,000.00   11.262524          11.395131                   0.132607           1.18%

           WESTERN-SOUTHERN LIFE ASSURANCE COMPANY SEPARATE ACCOUNT 1
                  AVERAGE ANNUAL TOTAL RETURN SINCE INCEPTION*
           FOR THE PERIOD FROM FEBRUARY 28, 1995 TO DECEMBER 31, 1996

                                                                                                 Ending       Contract
                                              Initial     Beginning     Units    Ending Unit  Value before   Maintenance   Surrender
                                              Purchase    Unit Value  Purchased     Value       Charges        Charge       Charge
                                            ----------------------------------------------------------------------------------------
                                                 P           BUV         UP          EUV          PEV           CMC           SC
                                                                       =P/BUV                   =UP*EUV
Select Advisors Variable Insurance Trust
     Emerging Growth Portfolio              $ 1,000.00    10.000000      100      12.817847     $ 1,281.78     $ 70.00      $ 70.00
     International Equity Portfolio         $ 1,000.00    10.000000      100      12.350885     $ 1,235.09     $ 70.00      $ 70.00
     Balanced Portfolio                     $ 1,000.00    10.000000      100      13.782738     $ 1,378.27     $ 70.00      $ 70.00
     Income Opportunity Portfolio           $ 1,000.00    10.000000      100      15.727477     $ 1,572.75     $ 70.00      $ 70.00
     Standby Income Portfolio               $ 1,000.00    10.000000      100      10.711418     $ 1,071.14     $ 70.00      $ 70.00
Select Advisors Portfolios
     Growth & Income Portfolio II           $ 1,000.00    10.000000      100      14.161478     $ 1,416.15     $ 70.00      $ 70.00
     Bond Portfolio II                      $ 1,000.00    10.000000      100      11.395131     $ 1,139.51     $ 70.00      $ 70.00

                                                 Ending
                                               Redeemable    Number    Average Annual
                                                 Value      of Years    Total Return
                                              ---------------------------------------
                                                  ERV           n            T
                                                                               1/n
                                              =PEV-CMC-SC              =(ERV/P)   -1
Select Advisors Variable Insurance Trust
     Emerging Growth Portfolio                $  1,141.78       2           6.85%
     International Equity Portfolio           $  1,095.09       2           4.65%
     Balanced Portfolio                       $  1,238.27       2          11.28%
     Income Opportunity Portfolio             $  1,432.75       2          19.70%
     Standby Income Portfolio                 $    931.14       2          -3.50%
Select Advisors Portfolios
     Growth & Income Portfolio II             $  1,276.15       2          12.97%
     Bond Portfolio II                        $    999.51       2          -0.02%


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

           WESTERN-SOUTHERN LIFE ASSURANCE COMPANY SEPARATE ACCOUNT 1
   TOTAL RETURN SINCE INCEPTION MEASURED BY CHANGE IN ACCUMULATION UNIT VALUE
          FOR THE PERIOD FROM FEBRUARY 28, 1995 TO DECEMBER 31, 1996 **

                                              Initial    Beginning          Ending Unit               Change in Unit  Average Annual
                                              Purchase   Unit Value            Value                      Values       Total Return
                                            ----------------------------------------------------------------------------------------
                                                 P          BUV                 EUV                        CUV              T
                                                                                                         =EUV-BUV        =CUV/BUV
Select Advisors Variable Insurance Trust
     Emerging Growth Portfolio               $ 1,000.00   10.000000          12.817847                   2.817847          28.18%
     International Equity Portfolio          $ 1,000.00   10.000000          12.350885                   2.350885          23.51%
     Balanced Portfolio                      $ 1,000.00   10.000000          13.782738                   3.782738          37.83%
     Income Opportunity Portfolio            $ 1,000.00   10.000000          15.727477                   5.727477          57.27%
     Standby Income Portfolio                $ 1,000.00   10.000000          10.711418                   0.711418           7.11%
Select Advisors Portfolios
     Growth & Income Portfolio II            $ 1,000.00   10.000000          14.161478                   4.161478          41.61%
     Bond Portfolio II                       $ 1,000.00   10.000000          11.395131                   1.395131          13.95%